Exhibit 10.6

                          ALYDAAR SOFTWARE CORPORATION
                        1997 EMPLOYEE STOCK PURCHASE PLAN
                                  PLAN DOCUMENT

       1.0        Purpose of Plan

The purpose of the Alydaar Software Corporation 1997 Employee Stock Purchase Plan (hereinafter "ESPP" or "Plan") is to provide employees of Alydaar Software Corporation (the "Company") with an opportunity to participate in the accumulation and potential appreciation of the Common Stock, par value .001 per share ("Common Stock"), of the Company. The Company intends for the ESPP to comply with the provisions of Section 423 of the Code, as in effect on July 1, 1997.

       2.0        Definitions

         2.1 Board: The Board of Directors of the Company. Members of the Board shall not be eligible to participate in the Plan.

         2.2      Code: Internal Revenue Code of 1986, as amended.

         2.3 Compensation: W-2 compensation plus salary reductions from the Company's 401(k) or any plan under Section 125 of the Code, less any income related to relocation, one time or annual performance bonuses and other stock plans.

         2.4 Designated Enrollment Period: The period 30 days before the beginning of each Offering Period, except the initial Designated Enrollment Period shall commence on July 17, 1997 and end on August 4, 1997.

         2.5 Eligible Employees: All active employees, who are customarily employed by the Company for more than 20 hours per week and more than five months per calendar year and who have reached the age required to enter into enforceable contracts in the employees state of residence. An employee of the Company or lineal descendants of the employee is not an "Eligible Employee" if such employee owns stock aggregating five (5) percent or more of the total combined voting power or value of all classes of stock of the Company.

       3.0        Effective Date

The ESPP shall become effective on August 4, 1997, provided that (a) the Plan must be approved by the Company's shareholders within twelve months of the date of its adoption by the Company; (b) the Plan must be approved by the Board; and
(c) there must be a successful filing of a registration statement with the Securities and Exchange Commission pertaining to the Common Stock to be issued under the Plan. Rights of Eligible Employees are conditional such events occurring.

       4.0        Administration

         4.1 The ESPP shall be administered by the Board. Members of the Board receive no additional compensation for administering the ESPP.

         4.2 Subject to the provisions of the ESPP and relevant law, the Board shall have complete authority in its sole discretion: (i) to specify the purchase price, subject to Section 6 hereof, of shares to be purchased under the ESPP; (ii) to interpret the ESPP; (iii) to prescribe, amend and rescind rules and regulations relating to the ESPP;

                                  Ex. 10.6 - 1

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(iv) to amend the ESPP to conform with  relevant  law; and (v) to make all other determinations and to do all other acts deemed necessary or advisable for the administration of the ESPP. The Board determination on the foregoing matters shall be conclusive. No member of the Board shall be liable for any action or determination concerning the ESPP made in good faith.

       5.0      Eligibility and Participation in the Plan

       5.1      Offering Dates

         Each Offering Period is a six-month period, commencing on either July 1 or January 1 (the "Offering Periods" or "Offering Period"), except the initial Offering Period will commence on August 4, 1997 and will end on December 31, 1997. The Board shall have the power to change the duration and effective dates of the Offering Periods.

         5.2      Participation in the Plan

                  5.2.1     Enrollment

                  An Eligible Employee may elect to participate in the ESPP by completing and submitting a subscription agreement approved by the Company during the applicable Designated Enrollment Period ("Participant"). Once enrolled, and providing that the Participant remains eligible for the ESPP as an Eligible Employee, the Participant's participation and payroll deduction rate will continue through ensuing Offering Periods unless the Participant cancels or changes such participation via the designated change form.

     An Eligible Employee may only enroll within the Designated Enrollment Period. An employee who becomes eligible after a Designated Enrollment Period is closed may enroll only during a subsequent Designated Enrollment Period.

                                5.2.2     Cancellation

                A Participant may cancel his/her participation in the ESPP at any time by providing such notice of cancellation in writing to the Company. If a Participant cancels his/her participation on or before June 15 and December 15, as applicable, of each Offering Period by submitting the designated form to the Company's Human Resources Department, payroll deductions withheld during that Offering Period will be refunded to the Participant as soon as practicable. If a Participant cancels his/her participation after June 15 and December 15, as applicable, of each Offering Period, payroll deferral during the Offering Period will be used to purchase Common Stock pursuant to Section 6.2, 6.3 and 6.4 of the Plan and the Participant's account may be closed. No interest will be paid on any amount refunded.

                Upon such cancellation, the Participant's account may be closed and certificates for all whole shares of Common Stock in the Participant's account may be issued to the Participant. The Participant will receive cash from any fractional shares and any uninvested payroll deductions in the account except as provided above.

                Upon the request of a Participant in his/her written notice of cancellation, all (but not less than all) of the whole shares in the Participant's account will be sold as soon as practicable at market price. The net proceeds of the sale (the total sales price of all shares of Common Stock sold less the costs of sale) will be distributed to the Participant. If the Participant does not request that shares of stock in his/her account be sold, certificates for such whole shares will be distributed to the Participant as set forth in the previous paragraph. Fractional shares shall be paid to the Participant in cash.

                                  Ex. 10.6 - 2

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                To reinstate his/her  participation,  the Eligible Employee must re-enroll during any subsequent Designated Enrollment Period. However, if the Eligible Employee is an officer subject to Section 16(b) of the Securities and Exchange Act of 1934 ("Securities Act"), of the Company, the officer may not re-enroll during the next enrollment period but must wait at least six months from the date of cancellation, and thereafter may re-enroll during any subsequent Designated Enrollment Period. Notice of a Participant's death constitutes notice of withdrawal from the Plan. Settlement of the Participant's account will be made pursuant to Section 8.3.

                      5.2.3    Changes

     Changes, other than cancellation as noted in Section 5.2.2 above, may be made only during the Designated Enrollment Periods. Such changes will be effective at the beginning of the Offering Period following such Designated Enrollment Period.

       6.0        Number of Shares and Price

         6.1 The number of shares of Common Stock available for purchase under the ESPP shall be two hundred thousand (200,000) shares, all of which will be available for purchase during the initial Offering Period. Shares available for purchase during the initial Offering Period but not purchased by Participants will be carried over to each subsequent Offering Period. The number of shares covered by the ESPP is subject to adjustment in the event of stock split or other transaction described in Section 9.1.

         6.2 The purchase price at which shares will be sold to Participants during each Offering Period is 85% of the lower of the fair market value at (1) the beginning date of such Offering Period or (2) the ending date of such Offering Period. The fair market value of the Common Stock on a given date is the closing or last sale price on the Over the Counter Trading Market, the NASDAQ/National Market System or any other market system on which the stock is traded for that date ("Market(s)"). If the Offering Period begins or ends on a day when the Market does not trade, the fair market value shall be determined by using the closing or last sale price on the Markets for the last trading day immediately preceding the beginning or ending day of the Offering Period. Shares shall be purchased as soon as practicable after the end of each Offering Period.

         6.3 Participants may elect to allocate from 1% to 10%, in whole percentages, of his/her compensation, through payroll deduction, to purchase shares through the Plan. Participants who are paid weekly must allocate a minimum of $5.00 per pay period. Participants who are paid monthly must allocate a minimum of $20.00 per pay period. All payroll deductions made for a Participant are credited to his/her ESPP account and are deposited into an interest bearing account and may be commingled with other Company funds. Interest earned on the account balance will be used to defray the expense of administering the Plan. If interest earned on the account balance exceeds the expenses incurred by the Plan, the excess interest shall accrue to the benefit of the Company to be used for general corporate purposes. The Company will pay expenses in excess of the amount generated by the interest on the account used to hold payroll deductions.

         6.4 The number of shares purchased by each Participant at the end of each Offering Period will be determined by dividing the purchase price as defined in Section 6.2 above into the amount of payroll deduction withheld for that Participant during the Offering Period, subject to ESPP limitations detailed elsewhere in this Plan.


                                  Ex. 10.6 - 3

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         6.5 If the number of shares  elected to be  purchased  by  Participants exceeds the aggregate number of shares available during the Offering Period, the Company will reduce pro rata the number of shares available to each Participant. Excess payroll deductions will be refunded at the end of the applicable Offering Period to such Participants.

         6.6 After purchases have been made, or after the offering date, the Company will issue the applicable number of Common Stock shares and, as soon as practicable after the end of such Offering Period or offering date, credit the account of each Participant for the applicable number of shares and distribute to each Participant a statement showing the number of shares (whole and fractional) credited to the account of the Participant. A Participant will receive Common Stock certificates for whole shares owned by the Participant only upon written request to the Company. If the Participant chooses not to participate in the next Offering Period, the Participant's cancellation will be handled pursuant to Section 5.2.2 of the Plan.

         6.7 Notwithstanding any other provisions of this ESPP, the fair market value of shares that may be purchased by any Participant during any calendar year, pursuant to this ESPP or any other plan maintained by the Company that constitutes an employee stock purchase plan within the meaning of Section 423 of the Code, determined as of the first day of the Offering Period, shall in no event exceed $25,000. No Participant shall have the right to purchase shares under the ESPP to the extent such purchase would cause the Participant to own stock aggregating 5 percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary as described in Section 424(d) of the Code.

         6.8 A Participant may purchase shares under the ESPP only if such Participant is an Eligible Employee on both the first day and the last business day of such Offering Period. No Participant shall have any of the rights of a shareholder with respect to shares purchased under the ESPP until the purchase price for such shares has been paid and either the Participant's account has been credited with such shares or certificates for such shares have been issued to the Participant.

         6.9 If applicable, with respect to shares purchased under the ESPP by officers subject to Section 16(b) of the Securities Act, such persons acknowledge that to avail themselves of the exemption from Section 16(b), such shares must be held for a minimum period of six months from the date of purchase to the date of disposition of the shares.

       7.0        No Contract of Employment

         Participation in the ESPP shall neither constitute a contract of employment nor convey to any employee any right to continue in the employment of the Company or to continue to be involved in any business in which the Company may engage.

8.0      Employment Termination, Death, Disability, Retirement and
            Leaves of Absence

     8.1 If a Participant terminates employment for any reason, including death, disability or retirement, or no longer meets the eligibility requirements set forth herein for any reason other than a leave of absence as detailed in Section
8.2 below, his/her account balance representing partial shares shall be paid in cash in accordance with the cancellation provisions in Section 5.2.2 above and a certificate shall be issued for whole shares.

         8.2 If a Participant is on an unpaid leave of absence for up to a maximum of twelve weeks during an Offering Period, provided that she/he is an Eligible Employee (not terminated) on the beginning and ending dates of such Offering Period, she/he may remain

                                  Ex. 10.6 - 4

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in the ESPP for that  period.  If the  leave  exceeds  twelve  weeks,  or if the employee is not on active status (terminated) at the beginning and ending dates of the Offering Period, participation will be automatically cancelled and the account balance paid in accordance with the cancellation provisions in Section
5.2.2 above.

     8.3 A Participant  may  designate,  in writing via the  enrollment  form, a beneficiary. In the event of a Participant's death, his/her designated beneficiary shall receive shares and cash for partial shares in full repayment of the amounts deposited in the Participant's account during Offering Periods before the current Offering Period and cash for the payroll deductions, if any, for the current Offering Period. In the case of a married Participant who resides in a community property state, no party other than the Participant's spouse may be named as primary beneficiary without the written consent of the spouse. In the absence of a designated beneficiary, the account balance of a married Participant will be paid to the Participant's spouse, and the account balance of an unmarried Participant will be paid to the Participant's estate.

           8.4 The Board shall have the discretion to make decisions about rights of Participants and obligations of the ESPP in situations of death, disability, retirement, and leave of absence and all decisions of the Board shall be final and binding on all affected parties.

           9.0    Capital Changes

           9.1 If the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company, with or without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, stock consolidation, stock dividend, or similar event, then an appropriate and proportionate adjustment shall be made in the number and kind of shares or other securities which may be purchased under the ESPP.

           9.2 Adjustments under Section 9.1 hereof shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive as to all affected parties. No fractional shares shall be issued under the Plan on account of any such adjustment but total ownership balance (whole and fractional shares) will be considered for such adjustments.

       10.0       Recordkeeping

           10.1 A recordkeeper or agent will be designated for the ESPP. All expenses of establishing and administering the ESPP, in excess of interest earned on the account to hold Participants' payroll deductions, will be paid by the Company without charge to Participants.

           10.2 A statement will be sent to each Participant as soon as practicable after the end of each Offering Period. The statement will include payroll deduction totals, fair market values at the beginning and end of the Offering Period, purchase price, shares purchased (whole and fractional) and shares allocated.

       11.0       Restrictions on Assignment of Plan Rights

     Subject to the provisions hereof, a Participant may not sell, pledge, create a lien or otherwise assign or transfer in any way his/her right to purchase shares under the Plan, his/her account

                                  Ex. 10.6 - 5

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under the Plan, or any interest therein,  or any cash or shares credited to such account. A Participant who desires to sell, pledge or otherwise assign or transfer shares in his/her account must request that certificates for such shares be issued in the Participant's name as provided herein.

       12.0       Consent of Participants

           Each Participant shall be bound by the terms and conditions of the ESPP as such terms and conditions may be amended from time to time.

       13.0       Amendment or Termination of the Plan

     The Board shall have the right to modify or terminate the ESPP in its sole discretion at any time, including the number of share reserved under the ESPP, as such number may be adjusted pursuant to Sections 6.1 and 9.0 hereof; reduce the price of shares to be purchased under the ESPP below the price determined in accordance with Section 6.0 thereof; or cause the Plan to fail to comply with
Section 423 of the Code. The ESPP shall terminate on June 30, 2007 unless it has been previously terminated by the Board.

14.0 Taxation

         Any taxes required by law to be withheld on account of the ESPP shall be deducted and withheld accordingly. A Participant may become liable for taxes when she/he disposes of shares acquired through this ESPP. The Company shall not be responsible for any effect that the ESPP may have on a Participant's or Beneficiary's taxes.

       15.0       Governing Law

         The interpretation and performance of this ESPP shall be governed by the laws of the State of North Carolina.

16.0 Dividends

         Dividends will be paid on all shares (whole and fractional) held in each Participant's account under the Plan on the record dates for such dividends. Dividend payments will be reinvested in additional shares of Common Stock on the dividend payable date at 85%, of the fair market value determined as the closing price or last sale price on the Market. If the dividend payable date falls on a day when the Market does not trade, the fair market value shall be determined by using the closing or last sale price on the last trading day immediately preceding the dividend payable date. Shares will be purchased as soon as practicable after the dividend payable date.

       17.0       Restrictions on Resale

         Shares of Common Stock for which certificates have been issued in the Participant's name as provided herein are freely transferable and will not be subject to specific transfer restrictions except as defined in Section 6.9 if applicable.

                                  Ex. 10.6 - 6